Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT dated as of June 21, 2013 (the “Agreement”) is entered into among Aegion Corporation (as successor to Insituform Technologies, LLC, f/k/a Insituform Technologies, Inc.), a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of August 31, 2011 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it intends to acquire all of the Equity Interests of General Energy Services, a California corporation, Brinderson, L.P., a California limited partnership and Brinderson Constructors, Inc., a California corporation for aggregate consideration not to exceed $150,000,000 plus or minus target working capital adjustments (the “Acquisition Transaction”);

WHEREAS, the Borrower has requested that the Lenders (a) permit the Borrower to consummate the Acquisition Transaction notwithstanding the fact that the Borrower would not be in compliance with the limitations on Acquisitions contained in clause (viii) of the definition of Permitted Acquisitions in Section 1.01 of the Credit Agreement after giving effect to the Acquisition Transaction and (b) amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Consent. Subject to the other terms and conditions of this Agreement, the Lenders hereby agree that the Borrower shall be permitted to consummate the Acquisition Transaction notwithstanding the limitations contained in clause (viii) of the definition of Permitted Acquisitions in Section 1.01 of the Credit Agreement; provided that the Borrower complies with all other conditions contained in the definition of Permitted Acquisitions in Section 1.01 of the Credit Agreement with respect to the Acquisition Transaction. The above consent shall not otherwise modify or affect the Loan Parties’ obligations to comply fully with the terms of Section 8.02 of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future. This consent is limited solely to the Acquisition Transaction, and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable Law.

2.     Amendment. The Credit Agreement is hereby amended as follows:

(a)     The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Brinderson Acquisition” means the Acquisition by the Borrower of all of the Equity Interests of General Energy Services, a California corporation, Brinderson, L.P., a California limited partnership and Brinderson Constructors, Inc., a California corporation.

Confidential Treatment Requested. Certain confidential information in this agreement has been redacted in reliance upon a confidential treatment request filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate redaction by use of the following symbol [*****]. Such confidential portions have been omitted and filed separately with the Commission.

(b)     The following sentence is hereby added to the end of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement to read as follows:

Notwithstanding anything to the contrary contained herein, if the Brinderson Acquisition is consummated, the Applicable Rate in effect from the day on which the Brinderson Acquisition is consummated through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(a) for the fiscal quarter ending June 30, 2013 shall be determined based upon the Consolidated Leverage Ratio set forth in the Pro Forma Compliance Certificate received by the Administrative Agent in connection with the Brinderson Acquisition.

(c)     The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis (inclusive of the acquired operations of Fyfe, *****, Hockway, Ltd., CRTS, Inc., General Energy Services, Brinderson, L.P., and Brinderson Constructors, Inc., as applicable, on a Pro Forma Basis), an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (c) depreciation and amortization expense for such period, (d) non-cash stock based compensation expense for such period, (e) transaction costs (not including any costs that will be capitalized) of (i) the Borrower in respect of the *****, the Fyfe Acquisition and the Acquisitions of Hockway, Ltd. and CRTS, Inc. and/or their Affiliates or Subsidiaries in an aggregate amount not to exceed $7,200,000, (ii) ***** in an aggregate amount not to exceed $1,000,000, (iii) Fyfe in an aggregate amount not to exceed $2,000,000, (iv) Hockway, Ltd. in an aggregate amount not to exceed $750,000, and (v) CRTS, Inc. in an aggregate amount not to exceed $1,000,000, (f) transaction costs (not including any costs that will be capitalized) of the Borrower in respect of the attempted ***** in an aggregate amount not to exceed $1,000,000, (g) restructuring costs (including severance payments) in an aggregate amount not to exceed $3,000,000 during the twelve-month period ending June 30, 2012, (h) deferred costs associated with refinancing the Existing Credit Agreement, (i) costs (including deferred costs) associated with the redemption of the Senior Notes (including the Make-Whole Payments), and (j) transaction costs (not including any costs that will be capitalized) in respect of the Brinderson Acquisition in an aggregate amount not to exceed (i) $7,000,000 for the Borrower and (ii) $19,000,000 for the Person(s) being acquired pursuant to the Brinderson Acquisition, all as determined in accordance with GAAP and without duplication of any other income statement items used in calculating Consolidated EBITDA on a Pro Forma Basis.

(d)     Section 8.11 of the Credit Agreement is hereby amended to read as follows:

(a)     Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than (i) 3.00 to 1.0 as of the end of any fiscal quarter ending during the period from the Closing Date to and including March 31, 2012, (ii) 2.75 to 1.0 as of the end of any fiscal quarter ending during the period from June 30, 2012 to and including March 31, 2013, (iii) 2.50 to 1.0 as of the end of any fiscal quarter ending during the period from June 30, 2013 to and including March 31, 2014 and (iv) 2.25 to 1.0 as of the end of any fiscal quarter ending thereafter; provided that if the Brinderson Acquisition is consummated, the Borrower shall not permit the Consolidated Leverage Ratio after the end of any fiscal quarter of the Borrower to be greater than (x) 3.00 to 1.0 as of the end of any fiscal quarter ending during the period from June 30, 2013 to and including December 31, 2013, (y) 2.75 to 1.0 as the end of any fiscal quarter ending during the period from March 31, 2014 to and including September 30, 2014 and (y) 2.50 to 1.0 as of the end of any fiscal quarter ending thereafter.

3.     Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement executed by the Borrower, the Guarantors, the Required Lenders, Lenders holding a majority of the Revolving Commitments and the Administrative Agent.

4.     Miscellaneous.

(a)     The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.

(b)     Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)     The Borrower and the Guarantors hereby represent and warrant as follows:

(i)      Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)     This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)     No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.

(d)     The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                                        AEGION CORPORATION,

a Delaware corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

GUARANTORS:                                  INSITUFORM TECHNOLOGIES USA, LLC,

a Delaware limited liability company

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

INA ACQUISITION CORP.,

a Delaware corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

ITI INTERNATIONAL SERVICES, INC.,

a Delaware corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

MISSISSIPPI TEXTILES CORPORATION,

a Mississippi corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

THE BAYOU COMPANIES, LLC,

a Delaware limited liability company

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

KINSEL INDUSTRIES, INC.,

a Texas corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

COMMERCIAL COATING SERVICES INTERNATIONAL, LLC,

a Texas limited liability company

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

INFRASTRUCTURE GROUP HOLDINGS, LLC,

a Delaware limited liability company

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

FIBRWRAP CONSTRUCTION SERVICES, INC.,

a Delaware corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

FIBRWRAP CONSTRUCTION SERVICES USA, INC.,

a Delaware corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

FYFE CO. LLC,

a Delaware limited liability company

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

SPECIALIZED FABRICS LLC,

a Washington limited liability company

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

UNITED PIPELINE SYSTEMS INTERNATIONAL, INC.,

a Delaware corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

UNITED PIPELINE MIDDLE EAST, INC.,

a Delaware corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

ENERGY & MINING HOLDING COMPANY, LLC,

a Delaware limited liability company

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

CRTS, INC.,

an Oklahoma corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

CORRPRO COMPANIES, INC.,

an Ohio corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

CORRPRO COMPANIES INTERNATIONAL, INC.,

a Nevada corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

OCEAN CITY RESEARCH CORPORATION,

a New Jersey corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

CORRPRO CANADA HOLDINGS, INC.,

a Delaware corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

CORRPRO HOLDINGS LLC,

a Delaware limited liability company

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

INSITUFORM TECHNOLOGIES, LLC,

a Delaware limited liability company

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

UNITED PIPELINE SYSTEMS, INC.,

a Nevada corporation

By:     /s/ David A. Martin

Name:      David A. Martin

Title:     SVP & CFO

ADMINISTRATIVE

AGENT:                                                 BANK OF AMERICA, N.A.,

as Administrative Agent

By:     /s/ Angelo M. Martorana

Name:      Angelo M. Martorana

Title:      Assistant Vice President

LENDERS:                                             BANK OF AMERICA, N.A.,

as a Lender, Swing Line Lender and L/C Issuer

By:     /s/ Eric A. Escagne

Name:      Eric A. Escagne

Title:      Senior Vice President

JPMORGAN CHASE BANK, N.A.,

as a Lender and L/C Issuer

By:     /s/ Donna B. Kirtian

Name:      Donna B. Kirtian

Title:      Senior Vice President

FIFTH THIRD BANK,

as a Lender

By:     /s/ Traci L. Dodson

Name:      Traci L. Dodson

Title:      Vice President

REGIONS BANK,

as a Lender

By:     /s/ John Holland

Name:      John Holland

Title:      Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION,

as a Lender

By:     /s/ Derek L. Martin

Name:      Derek L. Martin

Title:     Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:     /s/ David Bentzinger

Name:     David Bentzinger

Title:     SVP

COMPASS BANK,

as a Lender

By:     /s/ John R. Bozalis, Jr.

Name:     John R. Bozalis, Jr.

Title:     Senior Vice President

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By:     /s/ Suzannah Valdivia

Name:     Suzannah Valdivia

Title:     Vice President

BANK OF THE WEST,

as a Lender

By:     /s/ Roger Lumley

Name:     Roger Lumley

Title:     Senior Vice President

ASSOCIATED BANK, N.A.,

as a Lender

By:     /s/ Dennis B. Hirstein

Name:     Dennis B. Hirstein

Title:     Senior Vice President

HSBC BANK,

as a Lender and L/C Issuer

By:     /s/ Matthew McLaurin

Name:     Matthew McLaurin

Title:     Vice President

BRANCH BANKING & TRUST COMPANY,

as a Lender

By:     /s/ Eric Searls

Name:     Eric Searls

Title:     Senior Vice President

COMERICA BANK,

as a Lender

By:     /s/ Mark J. Leveille

Name:     Mark J. Leveille

Title:     Vice President

NATIONAL BANK OF KUWAIT S.A.K., CAYMAN BRANCH,

as a Lender

By:     /s/ Arlette Kittaneh

Name:      Arlette Kittaneh

Title:     Executive Manager

NATIONAL BANK OF KUWAIT S.A.K., CAYMAN BRANCH

as a Lender

By:     /s/ Michael G. McHugh

Name:      Michael G. McHugh

Title:     Executive Manager

STIFEL BANK & TRUST,

as a Lender

By:     /s/ Matthew L. Diehl

Name:     Matthew L. Diehl

Title:     Senior Vice President